EXHIBIT

                                     10.2

GUARANTY



                  Agreement of Guaranty made as of this 21st day of December, 1999, by the undersigned hereof (the
      "Guarantor"), to MATTERHORN USA, INC., having an address at c/o BDG Management, Inc., 6800 Jericho Turnpike,
      Syosset, New York (hereinafter together with the successors and assigns "Landlord");

WITNESSETH:

                  WHEREAS, by that certain First Amendment to Lease between Landlord and STAFF BUILDERS, INC. ("Tenant"), dated October
      28,1998, which amendment consolidated and modified certain leases previously entered into between Landlord's predecessor in interest, Triad III Associates, as landlord and Tenant (hereinafter collectively referred to as the "Lease"), Landlord leased to Tenant premises comprising a portion of the building known as 1983 Marcus Avenue, Lake Success, New York and which premises is defined in the Lease as the "Demised Premises"; and

                  WHEREAS, Guarantor is the parent company of Tenant and Guarantor desires to execute and deliver this Guaranty to Landlord; and

                  NOW, THEREFORE, in consideration of the premises, Guarantor hereby unconditionally covenants and agrees to and with Landlord as follows:

                  (1) Guarantor hereby unconditionally jointly and severally guarantees the full payment, performance and observance of all of the covenants, conditions and agreements to be paid, performed and observed under the Lease.

                  (2) Guarantor hereby agrees that its liability hereunder shall be unaffected by (i) any agreement or modification of the provisions of the Lease or any other instrument made to or with the Landlord by the Tenant or any person who succeeds the Tenant, (ii) any extension of time for performance required thereby, (iii) any assignment of the Lease (unless Tenant is expressly released from all of its obligations under the Lease) or sublet of the Demised Premises hereunder, (iv) exculpatory provisions, if any, in any of said instruments, (v) the release of the Tenant (unless Tenant is expressly released from all of its obligations under the Lease), the Guarantor or any other person or entity from performance or observance of any of the agreements, terms or conditions contained in any said instruments by operation of law, whether made with or without notice to the Guarantor, or (vi) any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership or trusteeship affecting the Tenant, the Demised Premises, and/or the Guarantor or any of its respective successors or assigns whether or not any notice thereof is given to the Guarantor.




                  (3) Guarantor hereby waives any and all legal requirements that Landlord shall institute any action or proceedings at law or in equity against Tenant, or anyone else, in respect of the Lease, or in respect of any other security held by Landlord, as a condition precedent to bringing an action against the Guarantor upon this Guarantee. All remedies afforded to Landlord by reason of this Guarantee are separate and cumulative remedies and it is agreed that no one of such remedies, whether exercised by Landlord or not, shall be deemed to be an exclusion of any of the other remedies available to Landlord and shall not limit or prejudice any other legal or equitable remedy which Landlord may have.

                  (4) It is understood and agreed that the Guarantor shall not be released by any act or thing which might, but for this provision of this instrument, be deemed a legal or equitable discharge of a surety or a guarantor, or by reason of any waiver, extension, modification, forbearance or delay or other act or omission of Landlord or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted or circumstance which may or might vary the risk or affect the rights or remedies of Guarantor or any of them or by reason of any further dealings between Tenant and Landlord, whether relating to the Lease or otherwise, and the Guarantor hereby expressly waives and surrenders any defense o its liability hereunder based upon any of the foregoing acts, omissions, things, agreements, waivers or any of them and hereby expressly waives and relinquishes all other rights and remedies accorded by applicable law to guarantors and sureties; it being the purpose and intent of the parties hereto that the obligations of Guarantor hereunder are absolute and unconditional under any and all circumstances.

                 (5) Guarantor hereby waives notice of acceptance of this Guarantee by Landlord and of presentment for payment, demand, protest, notice of protest and of dishonor, notices of default and all other notices of every kind and description now or hereafter provided by any statute or rule of law.

                  (6) Guarantor waives any claim (as such term is defined in the United States Bankruptcy Code, as amended from time to time) it has or may have against Tenant, including, but not limited to, the right to receive any bankruptcy or other distribution to which Guarantor may be entitled by reason of having executed and performed under this Guaranty, and Guarantor waives any legal or equitable right to indemnification, contribution or reimbursement, or any other contingent claim, arising out of or in connection with the Lease or this Guaranty.

                  (7) Any notice, demand or request by Landlord to Guarantor shall be made in writing and shall be deemed to have been duly given or made if mailed by certified or registered mail addressed to the Guarantor at its respective address set forth at the foot hereof

                  (8) This Guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New York and shall be in all respects governed, construed, applied and enforced in accordance with the laws of said State; and no defense given or allowed by the laws of any other State or Country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the State of New York. The undersigned agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Guaranty.

      (9)         The Guarantor hereby represents and warrants that:

                        (a) The most recent financial statement of the Guarantor, copies of which statements have been furnished to the Landlord, fairly present the financial condition of the Guarantor as of such dates in accordance with generally accepted accounting principles applied on a consistent basis, and since the date of each of such financial statements, there has been no material adverse change in such condition or operations.

                        (b) There are no actions, suits or proceedings pending, or to the knowledge of the Guarantor, threatened against or affecting the Guarantor or the properties of the Guarantor before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Guarantor, would have a material adverse effect on the financial condition, properties or operations of the Guarantor.

                        (c) The Guarantor is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or other restriction which would have a material adverse effect on the ability of the Guarantor to carry out its obligation under this Guaranty.

                        (d) No information, exhibit or report furnished by the Guarantor to the Landlord in connection with the negotiation of this Guaranty contained as of the date thereof, or, if there be no such date, the date of furnishing thereof, any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading.

                  (10) The Guarantor hereby agrees to indemnify the Landlord against loss, cost or expense caused by the assertion by the Tenant of any unsuccessful defense to its obligations under the Lease or the assertion by the Guarantor of any unsuccessful defense to the obligations of the Guarantor under this Guarantee.


                  (11) The Guarantor hereby agrees that should Landlord be obligated by any bankruptcy or other law to repay to the Guarantor, or to any trustee, receiver or other representative of it, any amounts previously paid in respect of and/or pursuant to this Guaranty, then this Guaranty shall be reinstated to include the amount of such repayment. Landlord shall not be required to litigate or otherwise dispute Guarantor's obligation to make such repayments if it, in good faith and on the written advice of counsel, believes that such obligation exists.

                  (12) If any action, suit or proceeding which either directly or indirectly involves this Guaranty is commenced, the Guarantor waives its right to any jury trial in connection therewith.

                  (13) This Guaranty is separate, distinct and in addition to any liability and/or obligations that the Guarantor may have under any other guaranty or any other agreement executed by the Guarantor in connection with the Lease and no other agreement or guaranty executed in connection with the Lease shall act to reduce or set-off the Guarantor's liability hereunder.

                  (14) If any of the provisions of this Guaranty, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of the Guaranty, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.


        This Guaranty shall be binding upon the respective heirs, legal representatives, successors and assigns of the Guarantor and shall inure to the benefit of the Landlord and its successors and assigns.


                     IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as of the day and year first above written.

                               TENDER LOVING CARE HEALTH CARE
                                 SERVICES, INC., a Delaware corporation




                                              By: /s/ Dale R. Clift
                                              Name: Dale R. Clift
                                              Title: President